     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 6, 1998

                                                     REGISTRATION NO. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------

                             UNITED RENTALS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                    7353                    06-1493538
      (STATE OR OTHER    (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
      JURISDICTION OF     CLASSIFICATION CODE NUMBER)  IDENTIFICATION NUMBER)
     INCORPORATION OR
       ORGANIZATION)

                          FOUR GREENWICH OFFICE PARK
                         GREENWICH, CONNECTICUT 06830
                                (203) 622-3131
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               BRADLEY S. JACOBS
                             UNITED RENTALS, INC.
                          FOUR GREENWICH OFFICE PARK
                         GREENWICH, CONNECTICUT 06830
                                (203) 622-3131
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ---------------

                       Copies of all communications to:

  JOSEPH EHRENREICH, ESQ.   STEPHEN M. BESEN, ESQ.   PHYLLIS G. KORFF, ESQ.
   EHRENREICH EILENBERG   WEIL, GOTSHAL & MANGES LLP  SKADDEN, ARPS, SLATE,
    KRAUSE & ZIVIAN LLP        767 FIFTH AVENUE        MEAGHER & FLOM LLP
    11 EAST 44TH STREET    NEW YORK, NEW YORK 10153     919 THIRD AVENUE
 NEW YORK, NEW YORK 10017       (212) 310-8000      NEW YORK, NEW YORK 10022
      (212) 986-9700                                     (212) 735-3000

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-45605

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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                        CALCULATION OF REGISTRATION FEE

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
 TITLE OF
EACH CLASS
    OF                              PROPOSED           PROPOSED
SECURITIES        AMOUNT            MAXIMUM            MAXIMUM           AMOUNT OF
  TO BE           TO BE             OFFERING          AGGREGATE         REGISTRATION
REGISTERED    REGISTERED(1)    PRICE PER SHARE(2) OFFERING PRICE(2)         FEE
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
Common
 Stock,
 par
 value
 $0.01
 per
 share....      1,150,000            $25.5625          $29,396,875        $8,673
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
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(1) Includes 150,000 shares that the Underwriters have the option to purchase to cover over-allotments, if any.
(2) Based on the expected public offering price.
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



    INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-1 (FILE
                                NO. 333-45605)



        United Rentals, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-45605), as amended (including the exhibits thereto), declared effective at approximately 10:45 a.m. on March 5, 1998, by the Securities and Exchange Commission.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS

5(a)*   Opinion of Ehrenreich Eilenberg Krause & Zivian LLP

23(a)* Consent of Ehrenreich Eilenberg Krause & Zivian LLP (included in opinion filed as Exhibit 5(a))

23(b)*  Consent of Ernst & Young LLP

23(c)*  Consent of Ernst & Young LLP

23(d)*  Consent of Ernst & Young LLP

23(e)*  Consent of Ernst & Young LLP

23(f)*  Consent of KPMG Peat Marwick LLP

23(g)*  Consent of KPMG

23(h) Consent of Webster Duke & Co. PA (incorporated by reference to exhibit 23(i) to the Registrant's Registration Statement on Form S-1, File No. 333-45605)

23(i) Consent of Grant Thornton LLP (incorporated by reference to exhibit 23(j) to the Registrant's Registration Statement on Form S-1, File No. 333-45605)

23(j) Consent of Battaglia, Andrews & Moag, P.C. (incorporated by reference to exhibit 23(k) to the Registrant's Registration Statement on Form S-1, File No. 333-45605)

24 Power of Attorney (included on signature page to the Registrant's Registration Statement on Form S-1 (File No. 333-45605) and incorporated by reference herein)

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*       Filed herewith

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on March 5, 1998.

                                        UNITED RENTALS, INC.


                                        By: /s/ MICHAEL J. NOLAN
                                            ------------------------------------
                                                Michael J. Nolan
                                                Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their respective capacities and on the respective dates set forth opposite their names.


         Signature                       Title                     Date
         ---------                       -----                     ----


/s/        *                    Chairman, Chief Executive       March 5, 1998
-------------------------         Officer and Director
  Bradley S. Jacobs               (Principal Executive
                                  Officer)


/s/        *                    Director                        March 5, 1998
--------------------------
  John N. Milne



/s/        *                    Director                        March 5, 1998
--------------------------
  Ronald D. DeFeo



/s/        *                    Director                        March 5, 1998
--------------------------
  Richard J. Heckmann



/s/        *                    Director                        March 5, 1998
--------------------------
  Gerald Tsal, Jr.



/s/ MICHAEL J. NOLAN            Chief Financial Officer         March 5, 1998
-------------------------         (Principal Financial
  Michael J. Nolan                Officer)


/s/ SANDRA E. WELWOOD           Vice President, Corporate       March 5, 1998
-------------------------         Controller (Principal
  Sandra E. Welwood               Accounting Officer)



By     MICHAEL J. NOLAN
-------------------------
        Michael J. Nolan
        Attorney-in-fact